Sale Agreement # 20151124_SD

FINAL AGENCY ACKNOWLEDGMENT

Both Buyer and Seller acknowledge having received the Oregon Real Estate Agency Disclosure Pamphlet, and hereby acknowledge and consent to the following agency relationships in this transaction: (1) Sadie Dressekie (Name of Selling Licensee) of Eugene Commercial (Name of Real Estate Firm) is the agent of *(check one)*: ☒ Buyer exclusively ("Buyer Agency"). ☐ Seller exclusively ("Seller Agency"). ☐ Both Buyer and Seller ("Disclosed Limited Agency"). (2) Rene Nelson (Name of Listing Licensee) of PacWest Commercial Real Estate, Inc. (Name of Real Estate Firm) is the agent of *(check one)*: ☒ Seller exclusively ("Seller Agency"). ☐ Both Buyer and Seller ("Disclosed Limited Agency").

(3) If both parties are each represented by one or more Licensees in the same Real Estate Firm, and Licensees are supervised by the same principal broker in that Real Estate Firm, Buyer and Seller acknowledge that said principal broker shall become the disclosed limited agent for both Buyer and Seller as more fully explained in the Disclosed Limited Agency Agreements that have been reviewed and signed by Buyer, Seller and Licensee(s).

Buyer shall sign this acknowledgment at the time of signing this Agreement before submission to Seller. Seller shall sign this acknowledgment at the time this Agreement is first submitted to Seller, even if this Agreement will be rejected or a counter offer will be made. Seller's signature to this Final Agency Acknowledgment shall not constitute acceptance of this Agreement or any terms therein.

Buyer [signature] 31C8713B023D4E8 Print Jimmy Murphy Date 11/24/2015 ←

Buyer DocuSigned by: Print ________ Date ________ ←

Seller Stacy Bierma 8DDE51F3F03A458 Print SLB Properties LLC Date 11/30/2015 ←

Seller ________ Print ________ Date ________ ←

COMMERCIAL REAL ESTATE SALE AGREEMENT

This Agreement is intended to be a legal and binding contract.
If it is not understood, seek competent legal advice before signing. Time is of the essence of this Agreement.

1. DEFINITIONS/INSTRUCTIONS: (1) All references in this Sale Agreement to "Licensee" and "Firm" shall refer to Buyer's and Seller's real estate agents licensed in the State of Oregon and the respective real estate companies with which they are affiliated. (2) Licensee(s) and Firm(s) identified in the Final Agency Acknowledgment Section above are not parties to this Agreement, except as may be expressly applicable. (3) A "business day" shall mean Monday through Friday, except recognized legal holidays as enumerated in ORS 187.010 and 187.020. (4) Unless Seller and Buyer expressly provide otherwise, the phrase "signed and accepted" in the printed text of this Sale Agreement, or any addendum, or counteroffer, however designated (collectively, "the Agreement"), shall mean the date and time that either the Seller and/or Buyer has/have: (a) Signed their acceptance of the Agreement received from the other party, or their licensee, and (b) Transmitted it to the sending party, or their licensee, either by manual delivery ("Manual Delivery"), or by facsimile or electronic mail (collectively, "Electronic Transmission"). (5) The sending of a signed acceptance of the Agreement via Electronic Transmission from one party, or their licensee, to the other party, or their licensee, shall have the same effect as Manual Delivery of the signed original. If the parties intend to use any other method for transmitting a signed offer or acceptance of the Agreement (such as regular mail, certified mail, or overnight delivery), they should so specify at Section 7 (Additional Provisions) of this Sale Agreement. (6) Time calculated in days after the date Buyer and Seller have signed and accepted the Agreement shall start on the first full business day after the date they have signed and accepted it. (7) Excepting only the Lead-Based Paint Contingency Period identified in Section 17, below, unless a different time is specified in the Agreement, all deadlines for performance, however designated, that are measured in business or calendar days, shall terminate as of 5:00 PM on the last day of that deadline, however designated.

2.1 PRICE/PROPERTY DESCRIPTION: Buyer *(print name(s))* Jimmy Murphy

offers to purchase from Seller *(print name(s))* SLB Properties LLC

the following described property and all improvements thereon (hereinafter "the Property") situated in the State of Oregon, County of Lane, and commonly known or identified as *(insert street address, city, zip code, tax identification number, lot/block description, etc.)*
Taxlot: 17-03-31-14-12600
1027 Willamette St., Eugene, OR 97401

Buyer Initials DS [initials] / ____ Date 11/24/2015

Seller Initials DS SB / ____ Date 11/30/2015

(Buyer and Seller agree that if it is not provided herein, a complete legal description as provided by the title insurance company in accordance with Section 8, below, shall, where necessary, be used for purposes of legal identification and conveyance of title.)

for the Purchase Price (in U.S. currency) of .... A $ 900,000.00

on the following terms: earnest money herein receipted for .... B $ 2,000.00

on (See Add.A) , as additional earnest money, the sum of........................ C $ 22,000.00

at or before Closing, the balance of down payment .... D $ ______

at Closing and upon delivery of ☒ DEED ☐ CONTRACT the balance of the Purchase Price .... E $ 876,000.00

(Lines B, C, D and E should equal Line A)

2.2 BALANCE OF PURCHASE PRICE. *(Select A or B)*

A. ☒ **This is an all cash transaction.** Buyer to provide verification ("Verification") of readily available funds as follows *(select only one)*: ☐ Buyer has attached a copy of the Verification with the submission of this Agreement to Seller or Listing Licensee. ☐ Buyer will provide Seller or Listing Licensee with the Verification within _____ business days (five [5] if not filled in) after this Agreement has been signed and accepted; or ☐ Other *(Describe)*: ______

Seller may notify Buyer or Buyer's Licensee, in writing, of Seller's unconditional disapproval of the Verification within _____ business days (five [5] if not filled in) ("Disapproval Period") following its receipt by Seller or Listing Licensee, in which case, all earnest money deposits shall be promptly refunded and this transaction shall be terminated. **If Seller fails to provide Buyer or Selling Licensee with written unconditional disapproval of the Verification by 5:00 p.m. of the Disapproval Period, Seller shall be deemed to have approved the Verification. If Buyer fails to submit a Verification within a time frame selected above, unless the parties agree otherwise in writing, all earnest money deposits shall be promptly refunded and this transaction shall be terminated.**

B. ☐ **Balance of Purchase Price to be financed as follows** (Select only one): ☐ Conventional; ☐ FHA; ☐ Federal VA; ☐ Other (Describe): ______ (hereinafter "Loan Program"). **Buyer agrees to seek financing through a lending institution ("Lender") participating in the Loan Program identified above.**

Pre-Approval Letter. ☐ Buyer has attached a copy of a Pre-Approval Letter from Buyer's Lender or mortgage broker; ☐ Buyer does not have a Pre-Approval Letter at the time of making this offer; ☐ Buyer agrees to secure a Pre-Approval Letter as follows: ______

3.1 FINANCING CONTINGENCIES. If Buyer is financing any portion of the Purchase Price, this transaction is subject to the following financing contingencies: (1) Buyer and the Property to qualify for the loan from Lender; (2) Lender's appraisal shall not be less than the Purchase Price; and, 3) Other (Describe): ______

All Financing Contingencies are solely for Buyer's benefit and may be waived by Buyer in writing at any time.

3.2 FAILURE OF FINANCING CONTINGENCIES. If Buyer receives actual notification that any Financing Contingencies identified above have failed or otherwise cannot occur, Buyer shall promptly notify Seller, and the parties shall have _____ business days (two [2] if not filled in) following the day of Seller's receipt of such notification to either (a) Terminate this transaction by signing a Termination Agreement (OREF-057) or such other similar form as may be provided by Escrow; or (b) Reach a written mutual agreement upon such price and terms that will permit this transaction to continue. Neither Seller nor Buyer is required under the preceding provision (b) to reach such agreement. If (a) or (b) fail to occur within the time period identified herein, this transaction shall be automatically terminated and all earnest money shall be promptly refunded to Buyer. Buyer understands that upon termination of this transaction, Seller shall have the right to immediately place the Property back on the market for sale upon any price and terms as Seller determines, in Seller's sole discretion.

3.3 BUYER REPRESENTATION REGARDING FINANCING: As of the date of signing this Agreement, Buyer makes the following representations to Seller:

(1) Buyer shall apply for a loan not later than _____ business days (three [3] if not filled in) following the date Buyer and Seller have signed this Agreement, and will thereafter complete all reasonably necessary papers in a timely manner and exercise best efforts (including payment of all application, appraisal and processing fees, where applicable) to obtain the loan;

(2) Buyer shall make a good faith effort to secure the ordering of the Lender's appraisal no later than expiration of the Inspection Contingency Period in Section 16.2 of this Agreement, or if the Professional Inspection Addendum (OREF-058) is used, expiration of the Inspection Period.

(3) Buyer currently has liquid and available funds for the earnest money deposit and down payment, sufficient to Close the transaction described herein, and is not relying upon any contingent source of funds (e.g., from loans, gifts, sale or Closing of other property, 401K disbursements, etc.), except as follows (describe): ______

(4) Buyer authorizes Buyer's Lender or mortgage broker to provide non-confidential information to Listing and Selling Licensees regarding Buyer's loan application status.

Buyer Initials DS ___/___ Date 11/24/2015   Seller Initials DS SB ___/___ Date 11/30/2015

LINES WITH THIS SYMBOL ← REQUIRE A SIGNATURE OF BUYER AND/OR SELLER AND DATE

(5) Buyer shall promptly notify Seller or Seller's Licensee if, after signing this Agreement, Buyer substitutes another lender for any reason. Notwithstanding the preceding, Buyer shall not be permitted to select a Loan Program different than the one selected in Section 2.2 (B) above, without Seller's advance written consent.

(6) Buyer agrees to keep Seller promptly informed of all other material non-confidential developments regarding Buyer's financing and the timing of Closing.

3.4 INSURANCE:

Buyer is encouraged to promptly verify the availability and cost of property/casualty/ fire insurance that will be secured for the Property. Additionally, lenders may require proof of property/casualty/fire insurance as a condition of the loan.

3.5 FLOOD INSURANCE; ELEVATION CERTIFICATE: If the Property is located in a designated flood zone, flood insurance may be required as a condition of a new loan. Buyer is encouraged to promptly verify the need, availability, and cost of flood insurance, if applicable. An Elevation Certificate ("EC") is the document used by the federal National Flood Insurance Program ("NFIP") to determine the difference in elevation between a home or building, and the base flood elevation ("BFE"), which is a computed elevation to which floodwater is anticipated to rise during certain floods. The amount of the flood insurance premium for a particular property is based upon the EC. Not all properties in flood zones require an EC, depending upon when they were constructed. ECs must be prepared and certified by a land surveyor, engineer, or architect who is authorized by the local jurisdiction to certify elevation information. The costs and fees for an EC may range from a few hundred dollars to over a thousand. **If the Property requires an EC, it will need to be obtained prior to receiving a flood insurance quote. Additionally, lenders may require an EC as a condition of loan approval. For more information, go to the following link:** http://www.fema.gov/media-library-data/20130726-1914-25045-8243/floodsmart_factsheet_homeowners.pdf

4. RECEIPT FOR EARNEST MONEY: Selling Firm acknowledges receipt of earnest money from Buyer in the sum of $ 2,000.00 evidenced by ☐ CASH ☐ CHECK ☒ PROMISSORY NOTE payable as follows: ______;
☒ 5 ☒ **business** ☐ **calendar** days *(check one)* after this Agreement has been signed and accepted; or
☐ on or before ______, ______;
☐ Other form of Earnest Money: ______.

5. EARNEST MONEY INSTRUCTIONS: Buyer instructs Selling Firm, and Selling Firm agrees, to handle the earnest money as follows *(check all that apply)*:
☐ Hold any earnest money that is in the form of a check undeposited until this Agreement has been signed and accepted and/or the terms of any final counter offer(s), after which time deposit it as provided herein within three (3) banking days.
☒ Deposit any earnest money funds redeemed under a promissory note with escrow.
☐ Deposit in Selling Firm's client trust account, and thereafter/or ☒ Deposit with Escrow.

Non-refundable Deposit. *(Do not complete A and B, below, unless the deposit is intended to become nonrefundable. If deposit(s) is/are in Escrow, additional written instructions may be necessary.)* Buyer and Seller agree that *(Check one or both of the following two boxes)*: ☒ the earnest money deposit of $ 2,000.00 and/or ☒ the additional earnest money deposit of $ 22,000.00 shall become nonrefundable for all purposes except those cases in which Seller's default results in a failure of this transaction to Close in accordance with this Agreement:

A. **Terms of disbursement/holding of nonrefundable deposit** *(Select only one of the following three boxes below)*:
☒ Disburse directly to Seller as follows: See Addendum A.
☐ Remain in Escrow and disburse to Seller upon Closing or earlier termination of this transaction, or
☐ Remain in Selling Firm's client trust account and disburse to Seller upon Closing or earlier termination of this transaction;

B. **Event/timing of non-refundability**
The deposit(s) shall become nonrefundable immediately upon the occurrence of the following
(Select only one of the following four boxes in B.)
☐ *(insert date)* ______
☐ *(insert event)* ______
☐ *(insert conditions to be satisfied or waived after which time disbursement shall occur)* ______
☒ Other: See Addendum A.

Buyer Initials ___/___ Date 11/24/2015 — Seller Initials SB /___ Date 11/30/2015

LINES WITH THIS SYMBOL ← REQUIRE A SIGNATURE OF BUYER AND/OR SELLER AND DATE

SELLING LICENSEE AND SELLING FIRM SHALL HAVE NO FURTHER LIABILITY WITH RESPECT TO EARNEST MONEY WHICH THE PARTIES HAVE AUTHORIZED TO BE TRANSFERRED TO A THIRD PARTY.

Selling Firm Eugene Commercial Selling Licensee Signature DocuSigned by: Sadie Dresskie 374DFAEBD84841A... ←

Office Address 1512 Coburg Rd, Eugene, OR 97401 Phone (541) 359-1881 FAX (800) 228-9979

6. EARNEST MONEY PAYMENT/REFUND: If (1) Seller does not approve this Agreement; or (2) Seller signs and accepts this Agreement but fails to furnish marketable title; or (3) Seller fails to complete this transaction in accordance with this Agreement, or perform any other act as herein provided; or (4) any condition which Buyer has made an express contingency in this Agreement (and has not been otherwise waived) fails through no fault of Buyer, then all earnest money shall be promptly refunded to Buyer. However, acceptance by Buyer of the refund shall not constitute a waiver of other legal remedies available to Buyer. If Seller signs and accepts this Agreement and title is marketable; and (1) Buyer has misrepresented Buyer's financial status; or (2) Buyer's bank does not pay, when presented, any check given as earnest money; or (3) Buyer fails to redeem, when due, any note given as earnest money; or (4) Buyer fails to complete this transaction in accordance with this Agreement, or perform any other act as herein provided, then all earnest money paid or agreed to be paid shall be paid to Seller either as liquidated damages or as otherwise allowed under Oregon law, and this transaction shall be terminated. **It is the intention of the parties that Seller's sole remedy against Buyer for Buyer's failure to Close this transaction shall be limited to the amount of earnest money paid or agreed to be paid herein.**

7. ADDITIONAL PROVISIONS AND CONDITIONS TO PURCHASE: See Addendum A.

For additional provisions, see Addendum A.

8. TITLE INSURANCE: Unless otherwise provided herein, this transaction is subject to Buyer's review and approval of the exceptions disclosed on a preliminary title report and the recorded covenants, conditions and restrictions ("the Report and CC&Rs") showing the condition of title to the Property. **(If not fully understood, Buyer should immediately contact the title insurance company for further information or seek competent legal advice. Neither Listing nor Selling Licensee is qualified to advise on specific legal or title issues.)** Upon signature and acceptance of this Agreement by Buyer and Seller, Seller will, at Seller's sole expense, promptly order the Report from an Oregon title insurance company and furnish it to Buyer together with complete and legible copies of all exceptions noted in the Report. Upon receipt of the Report, Buyer shall have ______ business days (five [5] if not filled in) thereafter within which to notify Seller, in writing, of any matter(s) disclosed in the report which is/are unacceptable to Buyer ("the Objections"). Buyer's failure to timely object, in writing, to any exceptions disclosed in the Report shall constitute acceptance of those exceptions. However, Buyer's failure to timely object shall not relieve Seller of the duty to convey marketable title pursuant to Section 9 below. If, within ______ business days (five [5] if not filled in) following receipt of Buyer's Objection(s), if any, Seller fails to remove or correct them, or does not give written assurances reasonably satisfactory to Buyer that they will be removed or corrected, all earnest money shall be promptly refunded to Buyer and this transaction shall be terminated. This contingency is solely for Buyer's benefit and may be waived by Buyer in writing. Within thirty (30) days after Closing, Seller shall furnish to Buyer an owner's standard form policy of title insurance insuring marketable title in the Property to Buyer in the amount of the purchase price, free and clear of the Objections and all other title exceptions agreed to be removed as part of this transaction. So long as doing so shall be at no additional expense to Seller, Seller shall cooperate in all reasonable respects with the delivery to Buyer of an ALTA extended form policy of title insurance and any endorsements requested by Buyer.

9. DEED: Seller shall convey marketable title to the Property by *(check one):* ☒ statutory warranty deed or ☐ ______

(if neither box is checked a statutory warranty deed shall be used) free and clear of all liens of record, except property taxes which are a lien but not yet payable, zoning ordinances, building and use restrictions, reservations in Federal patents, easements of record which affect the Property, covenants, conditions and restrictions of record, and those matters accepted by Buyer pursuant to Section 8 above.

10. SELLER-CARRIED FINANCING (E.G. LAND SALE CONTRACT/TRUST DEED/MORTGAGE/OPTION AGREEMENTS, RENT-TO-OWN, ETC.): *Note: If this transaction involves a land sale contract,* trust deed, mortgage, option, or lease-to-own agreement (hereinafter a "Seller-Carry Transaction") Oregon law requires that, unless exempted, individuals offering or negotiating the terms must hold a mortgage loan originator ("MLO") license. Your real estate licensee is not qualified to provide these services or to advise you in this regard. Legal advice is strongly recommended. Oregon law exempts the following individuals from the MLO licensing law: (a) Those who offer or negotiate terms of a residential mortgage loan with or on behalf of their spouse, child, sibling, parent, grandparent, grandchild or a relative in a similar relationship created by law, marriage or adoption. (b) Those who sell their primary residence they currently or previously lived in; and (c) Individuals who sell up to three (3) non-primary residences per 12-month period. (Note: One may not hold more than eight residential mortgage loans at one time.)

If this is a Seller-Carried Transaction, it shall be subject to Seller's determination whether to employ a Mortgage Loan Originator to offer and negotiate the terms of financing with Buyer. Seller shall make that determination and notify Buyer or Buyer's licensee in writing not later than ______ (five [5] if not filled in) business days after the date Buyer and Seller have signed and accepted this Sale Agreement ("the Notification Deadline"). Seller's failure to timely notify Buyer or Buyer's licensee, shall constitute an automatic election by Seller to offer and negotiate the terms of the transaction on Seller's own behalf.

Buyer Initials ____/____ Date 11/24/2015 Seller Initials SB / ____ Date 11/30/2015

LINES WITH THIS SYMBOL ← REQUIRE A SIGNATURE OF BUYER AND/OR SELLER AND DATE

The parties and/or their MLOs shall thereafter reach a binding written agreement upon the terms and conditions of their Seller-Carried Transaction not later than _______ business days (seven [7] if not filled in) after the date Seller has notified Buyer whether Seller will use a MLO, or the end of the Notification Deadline, whichever first occurs ("the Negotiation Period"). Upon failure of Buyer and Seller, and/or their MLOs to reach agreement as to the terms and conditions of the Seller-Carried Transaction within the Negotiation Period, this transaction shall automatically terminate, and all parties shall cooperate in signing such documentation reasonably necessary to effect a termination of this transaction and a refund of all deposits, if any, to Buyer.

Caveat: Buyer and Seller are strongly encouraged to secure competent legal advice in drafting any legally binding agreements relating to the Seller-Carried Transaction. If Escrow (as defined in Section 18) is instructed to prepare the note and trust deed or mortgage to be used in this transaction, state statute requires that Buyer and Seller receive from Escrow, at least three (3) days prior to Closing (as defined in Section 20), a statutory notice and a copy of the proposed documents. This requirement cannot be waived by Buyer or Seller without the approval of both of their respective Oregon-licensed attorneys

11. FIXTURES AND PERSONAL PROPERTY: Except as provided in this Section 11, all fixtures, including trade fixtures, are to be left upon the Property as part of the Property being purchased, and all personal property is excluded from this transaction.

The following fixtures and/or trade fixtures are excluded from the Property being purchased: ____________________

The following personal property, in "AS-IS" condition is included as a part of the Property being purchased: ____________________

(Attach inventory if necessary.) If certain personal property which is to be included as a part of this sale is to have a separately stated value in addition to the purchase price, the parties agree to attach a separate exhibit, jointly signed, identifying the stated value(s) of such property within ______ business days (five [5] if not filled in) following the date both parties have signed this Agreement.

12. EXISTING LEASES: The Property *(check one):* ☒ is ☐ is not subject to one or more existing leasehold interests, which Seller represents and warrants are current and free from default. If applicable, Seller agrees to deliver complete and legible copies of the written lease(s) to Buyer for review within ______ business days (three [3] if not filled in) following the date Buyer and Seller have signed this Agreement. Buyer and Seller shall have ______ business days (five [5] if not filled in) following Buyer's receipt of all lease(s) within which to reach a signed written agreement with Seller regarding Buyer's approval of the lease(s) and the conditions, if any, under which they will be assumed and/or assigned. In the event such written agreement is not reached within the time provided herein, all earnest money shall be refunded to Buyer and this transaction shall be terminated. This condition is for the benefit of both Buyer and Seller, and may not be waived by either party without the other's written consent.

13. SELLER'S DOCUMENTS: *(check one):* ☒ Seller has previously delivered to Buyer copies of all documents containing material information about the Property that Seller has in Seller's possession or control including but not limited to documents and records relating to the ownership, operation and maintenance of the Property (hereinafter "Relevant Business Documents"). ☐ Seller agrees that within _______ business days (ten [10] if not filled in) following the date Buyer and Seller have signed this Agreement, Seller will deliver to Buyer Relevant Business Documents. In addition to Relevant Business Documents, Seller shall, within the same period as provided in this Section 13, deliver to Buyer the following additional information: All material property and building information, including but not limited to, (1) Past 12 months of utility bills and maintenance, (2) All structural and system repair information, and (3) Structural & building system information and drawings.

14. SELLER REPRESENTATIONS: Subject to other written disclosures made by Seller as a part of this transaction, Seller makes the following representations to Buyer:

(1) Seller has full and complete authority to enter into this Agreement and convey the Property in accordance with the terms hereof.

(2) Seller has no notice from any governmental agency of a condemnation, environmental, zoning or similar proceeding, existing or planned, which could affect the use, development, operation or value of the Property.

(3) Seller has no knowledge of any hazardous substances in or about the Property.

(4) Seller knows of no material structural defects in or about the Property.

(5) All electrical wiring, heating, cooling, plumbing and irrigation equipment and systems and the balance of the Property, including landscaping, if any, will be in substantially its present condition at the time Buyer is entitled to possession.

(6) Seller has no notice of any liens or assessments to be levied against the Property.

(7) Seller has no notice from any governmental agency of any violation of law relating to the Property.

(8) Seller is not a "foreign person" under the Foreign Investment in Real Property Tax Act ("FIRPTA") as defined in this Agreement.

(9) Seller knows of no material discrepancies between visible lines of possession and use (such as existing fences, hedges, landscaping, structures, driveways, and other such improvements) currently existing on the Property offered for sale and the legal description of the Property.

(10) Seller shall keep the Property fully insured through Closing.

Seller agrees to promptly notify Buyer if, prior to Closing, Seller receives actual notice of any event or condition which could result in making any previously disclosed material information relating to the Property substantially misleading or incorrect. These representations are made to the best of Seller's knowledge. Seller may have made no investigations. Exceptions to items (1) through (10) are: ____

____

____

____

Buyer acknowledges that the above representations are not warranties regarding the condition of the Property and are not a substitute for, nor in lieu of, Buyer's own responsibility to conduct a thorough and complete independent investigation, including the use of professionals, where appropriate, regarding all material matters bearing on the condition of the Property, its value, and its suitability for Buyer's intended use. Neither Listing nor Selling Licensee shall be responsible for inspecting or conducting any investigation of any aspects of the Property.

15. "AS-IS": Except for Seller's express written agreements and written representations contained herein, Buyer is purchasing the Property "AS-IS," in its present condition and with all defects apparent or not apparent.

INSPECTIONS: *(CHECK ONLY ONE BOX)*

16.1 ENVIRONMENTAL HEALTH CONDITIONS: The following list identifies some, but not all, environmental conditions that may be found in and around all real property that may affect health: Asbestos, carbon monoxide, electric and magnetic fields, formaldehyde, lead and other contaminants in drinking water and well water, lead based paint, mold and mildew, radon, and leaking underground storage tanks. If Buyer has any concerns about these conditions or others, Buyer is encouraged to secure the services of a professional inspector, consultant, or health expert, for information and guidance. Neither the listing nor selling licensees are experts in environmental health hazards or conditions. For additional information, go to the Oregon Association of Realtors® Buyer advisory at: http://www.oregonrealtors.org and the Oregon Public Health Division at http://public.health.oregon.gov/Pages/Homes.aspx

16.2 INSPECTIONS: Buyer understands that it is advisable to have a complete inspection of the Property by qualified professional(s) relating to such matters as structural condition, soil condition/compaction/stability, environmental issues, survey, zoning, operating systems, and suitability for Buyer's intended purpose. Neither the Listing nor Selling Licensee is qualified to conduct such inspections and shall not be responsible to do so. If some or all of the Property includes residential housing, Buyer is encouraged to review the Oregon Property Buyer Advisory at "http://www.oregonrealtors.org".

☒ **PROFESSIONAL INSPECTIONS:** At Buyer's sole expense and risk, Buyer may have the Property and all elements and systems thereof inspected by one or more professionals of Buyer's choice at reasonable times after prior notice to Seller and after prior notice to any tenants of the Property as required by tenants' leases. Provided, however, Buyer must specifically identify in this Agreement any desired inspections which may include testing or removal of any portion of the Property including radon and mold. Buyer understands that Buyer is responsible for the restoration of the Property following any inspection(s)/test(s) performed by Buyer or on Buyer's behalf. Buyer shall have 273 business days (ten [10] if not filled in), after the date Buyer and Seller have signed this Agreement, (hereinafter "the Inspection Period") in which to complete all inspections and negotiations with Seller regarding any matters disclosed in any inspection report. However, during the Inspection Period, Seller shall not be required to modify any terms of this Agreement already reached with Buyer. Unless a written and signed modification is reached, at any time during the Inspection Period, Buyer may notify Seller or Listing Licensee, in writing, of Buyer's unconditional disapproval of the Property based on any inspection report(s), in which case, all earnest money deposits shall be promptly refunded and this transaction shall be terminated. Buyer shall indemnify, hold harmless, and defend Seller from all liens, costs, and expenses, including reasonable attorneys' fees and experts' fees, arising from or relating to Buyer's entry on and inspection of the Property. This agreement to indemnify, hold harmless, and defend Seller shall survive Closing or any termination of this transaction. Buyer shall promptly provide a copy of all reports to Seller only if requested by Seller. **If Buyer fails to provide Seller or Listing Licensee with written unconditional disapproval of any inspection report(s) by 5:00 p.m. of the final day of the Inspection Period, Buyer shall be deemed to have accepted the condition of the Property. Note that if, prior to expiration of the Inspection Period, written agreement is reached with Seller regarding ALL Buyer's requested repairs, the Inspection Period shall automatically terminate, unless the parties agree otherwise in writing.**

Identify Additional Inspections: See Addendum A.

☐ **BUYER'S WAIVER OF INSPECTION CONTINGENCY:** Buyer represents to Seller and all Licensees and Firms that Buyer is fully satisfied with the condition of the Property and all elements and systems thereof and knowingly and voluntarily elects to waive the right to have any inspections performed as a contingency to the Closing of this transaction. Buyer's election to waive the right of inspection is solely Buyer's decision and at Buyer's own risk.

Buyer Initials ___ / ___ Date 11/24/2015

Seller Initials SB / ___ Date 11/30/2015

LINES WITH THIS SYMBOL ← REQUIRE A SIGNATURE OF BUYER AND/OR SELLER AND DATE

17. LEAD-BASED PAINT CONTINGENCY PERIOD: If the Property consists of or includes any type of residential housing, including single, multi-family or public housing, which Buyer (or Buyer's family) intend(s) to occupy and was constructed before 1978, a Lead-Based Paint Disclosure Addendum (hereinafter "the Disclosure Addendum") shall be promptly signed by Buyer, Seller and Listing and Selling Licensees, and become a part of this Agreement. Buyer shall also be provided with a pamphlet entitled "Protect Your Family From Lead in Your Home." Buyer shall have ______ calendar days (ten [10] unless a greater number is filled in.) within which to conduct a lead-based paint assessment or inspection (hereinafter referred to as "the Lead-Based Paint Contingency Period"), which shall commence immediately when Buyer and Seller sign the Disclosure Addendum. Unless the opportunity to conduct a risk assessment or inspection is expressly waived in the Disclosure Addendum, Buyer may, in writing, unconditionally cancel this transaction during the Lead-Based Paint Contingency Period and receive a prompt return of all earnest money deposits. Buyer understands that the failure to give timely written notice of cancellation prior to Midnight on the last day of the Lead-Based Paint Contingency Period shall constitute acceptance of the condition of the Property as it relates to the presence of lead-based paint or lead-based paint hazards.

☐ **OREF-021 Lead-Based Paint Disclosure Addendum is attached to this Agreement.**

18. ESCROW: This transaction shall be Closed at Cascade Title - Cindy Foster ("Escrow"), a neutral escrow located in the State of Oregon. Costs of Escrow shall be shared equally between Buyer and Seller, unless otherwise provided herein. Unless otherwise provided herein, the parties agree as follows: Seller authorizes Listing Firm to order a preliminary title report and owner's title policy at Seller's expense and further authorizes Escrow to pay out of the cash proceeds of sale the expense of furnishing such policy, Seller's recording fees, Seller's Closing costs and any encumbrances on the Property payable by Seller on or before Closing. Buyer shall deposit with Escrow sufficient funds necessary to pay Buyer's recording fees, Buyer's Closing costs, and lender's fees, if any. Real estate fees, commissions or other compensation for professional real estate services provided by Listing and/or Selling Firms shall be paid at Closing in accordance with the listing agreement, buyer service agreement or other written agreement for compensation.

19. ESCROW DEPOSIT: Escrow is hereby instructed by Buyer and Seller as follows: (1) Upon your receipt of a copy of this Agreement marked "rejected" by Seller or upon Listing Firm's written advice that the offer is "rejected" by Seller, you are to refund all earnest money to Buyer. (2) Upon your receipt of a copy of this Agreement signed by Buyer and Seller set up an escrow account and proceed with Closing in accordance with the terms of this Agreement. If you determine that the transaction cannot be Closed for any reason (whether or not there is then a dispute between Buyer and Seller) subject only to Section 36 below, you are to hold all earnest money deposits until you receive written instructions from Buyer and Seller, or a final ruling from a court or arbitrator, as to disposition of such deposits.

20. CLOSING: Closing shall occur on a date mutually agreed upon by Buyer and Seller, but in no event later than 01/10/2017 ("the Closing Deadline"). The terms "Closed", "Closing" or "Closing Date" shall mean when the deed or contract is recorded and funds are available to Seller. Buyer and Seller acknowledge that for Closing to occur by the Closing Deadline, it may be necessary to execute documents and deposit funds in Escrow prior to that date. *Caveat: Section 10 above requires three (3) days prior to the Closing Deadline if Escrow is to prepare a note and a deed of trust or mortgage.*

21. POSSESSION: Seller shall remove all personal property (including trash and debris) that is not a part of this transaction, and deliver possession of the Property to Buyer *(select one)*:

(1) ☒ by 5:00 p.m. on Closing;

(2) ☐ by ____________ ☐ a.m. ☐ p.m. ______ days after Closing;

(3) ☐ by ____________ ☐ a.m. ☐ p.m. on the ______ day of ______________, ______.

If a tenant is currently in possession of the Property *(check one)*: ☐ Buyer will accept tenant at Closing; ☐ Seller shall have full responsibility for removal of tenant prior to Closing.

22. PRORATIONS: Prorates for rents, current year's real and personal property taxes, interest on assumed obligations, and other prepaid expenses attributable to the Property shall be prorated as of *(check one)*: ☐ the Closing Date; ☒ date Buyer is entitled to possession; or ☐ ____

23. UTILITIES: Seller shall pay all utility bills accrued to date Buyer is entitled to possession. **Buyer shall pay Seller for heating fuel then on premises, at Seller's supplier's rate on the possession date.** Payment shall be handled between Buyer and Seller outside of Escrow.

24. BINDING EFFECT/ASSIGNMENT: Subject to the following sentence, this Agreement is binding upon the heirs, personal representatives, successors and assigns of Buyer and Seller. Buyer's interest in this Agreement or in the Property *(check one)*: ☒ are assignable without prior written consent of Seller; ☐ are not assignable without prior written consent of Seller; ☐ are assignable only to an affiliated entity owned or controlled by Buyer without prior written consent of Seller.

25.1 SELLER ADVISORY: OREGON STATE TAX WITHHOLDING OBLIGATIONS. Subject to certain exceptions, Escrow is required to withhold a portion of Seller's proceeds if they are a non-resident individual or corporation as defined under Oregon law. Buyer and Seller agree to execute and deliver, as appropriate, any instrument, affidavit or statement, and to perform any acts reasonable or necessary to carry out the provisions of Oregon law.

Buyer Initials ____/____ Date 11/24/2015

Seller Initials SB ____/____ Date 11/30/2015

25.2 SELLER/BUYER ADVISORY: FIRPTA TAX WITHHOLDING OBLIGATIONS. Seller is advised that upon Closing, Federal law, known as the Foreign Investment in Real Property Tax Act ("FIRPTA"), allows an escrow company, if they agree, to withhold a portion of Seller's proceeds if the real property is located within the United States and Seller is a "foreign person." A "foreign person" includes a non-resident alien individual, foreign corporation, foreign partnership, foreign trust and foreign estate. The amount deducted from Seller's proceeds is ten percent (10%) of the gross sales price and is required to be delivered over to the Internal Revenue Service ("IRS") within twenty (20) days of the closing of the transaction. Buyer may become responsible for payment if FIRPTA applies and Escrow is not instructed to withhold the funds. FIRPTA will not apply to this transaction so long as: (a) The sale price is $300,000 or less; (b) The Property is to be used by Buyer as a residence; and, (c) Buyer is an individual. Where applicable, Buyer and Seller agree to execute and deliver, as appropriate, any instrument, affidavit or statement, reasonably requested by Escrow to carry out the provisions of FIRPTA. NOTE: AT SECTION 14 OF THIS AGREEMENT, SELLER REPRESENTS THAT SELLER IS NOT A "FOREIGN PERSON" (HEREINAFTER "SELLER'S NON-FIRPTA STATUS"). IF SELLER IS UNSURE, SELLER SHOULD FIRST CONFER WITH SELLER'S TAX COUNSEL OR CPA BEFORE ENTERING INTO THIS TRANSACTION. IN SUBMITTING THIS OFFER, BUYER REPRESENTS THAT BUYER HAS NO KNOWLEDGE, INFORMATION, OR BELIEF THAT SELLER IS A FOREIGN PERSON OR THAT THIS TRANSACTION IS SUBJECT TO FIRPTA. SELLER ACKNOWLEDGES THAT BUYER, LISTING AND SELLING LICENSEES, THEIR RESPECTIVE FIRMS, AND ESCROW, ITS AGENTS, EMPLOYEES AND REPRESENTATIVES, SHALL HAVE THE ABSOLUTE RIGHT TO RELY UPON SELLER'S REPRESENTATION OF SELLER'S NON-FIRPTA STATUS AT SECTION 14, ABOVE. THIS RIGHT OF RELIANCE SHALL CONTINUE THROUGH THE CLOSING DATE AND THEREAFTER, UNLESS SELLER HAS DISCLOSED OTHERWISE IN A WRITTEN COUNTER-OFFER OR ADDENDUM TO THIS SALE AGREEMENT. IF AT ANY TIME DURING THIS TRANSACTION, IT IS DETERMINED THAT SELLER'S REPRESENTATION OF SELLER'S NON-FIRPTA STATUS WAS INCORRECT, FOR ANY REASON, SELLER AND BUYER HEREBY APPOINT AND INSTRUCT ESCROW TO ACT AS THE QUALIFIED SUBSTITUTE FOR BUYER AS DEFINED BY THE IRS, FOR PURPOSES OF PREPARING THE NECESSARY PAPERWORK, WITHHOLDING THE NECESSARY FUNDS, AND REMITTING THE SAME TO THE IRS. IF FOR ANY REASON, ESCROW DECLINES TO ACT AS A QUALIFIED SUBSTITUTE, ESCROW IS REQUESTED TO PROMPTLY NOTIFY SELLER AND BUYER IN A TIMELY MANNER SO THEY MAY MAKE OTHER ARRANGEMENTS PRIOR TO THE SCHEDULED CLOSING. SELLER AND BUYER ACKNOWLEDGE THAT IF FIRPTA APPLIES TO THIS TRANSACTION, ESCROW'S ROLE AS A QUALIFIED SUBSTITUTE MAY RESULT IN A DELAY IN CLOSING THIS TRANSACTION. UNLESS OTHERWISE PROVIDED IN THIS SALE AGREEMENT OR ANY SUBSEQUENT SIGNED WRITTEN AGREEMENT BETWEEN SELLER AND BUYER, CONFIRMATION OF SELLER'S NON-FIRPTA STATUS IS NOT A CONTINGENCY IN THIS TRANSACTION.

26. APPROVED USES: "THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS THAT, IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND THAT LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, IN ALL ZONES. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON'S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FREE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO VERIFY THE EXISTENCE OF FIRE PROTECTION FOR STRUCTURES AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010."

27. IRC 1031 EXCHANGE: In the event Buyer or Seller elects to complete an IRC 1031 exchange in this transaction, the other party agrees to cooperate with them, and the accommodator, if any, in a manner necessary to complete the exchange, so long as it will not delay the Close of escrow or cause additional expense or liability to the cooperating party. Unless otherwise provided herein, this provision shall not become a contingency to the Closing of this transaction.

28.1 LEVY OF ADDITIONAL PROPERTY TAXES: The Property *(check one)*: ☐ is ☒ is not specially assessed for property taxes (e.g., farm, forest, tax abatement or other) in a way which may result in levy of additional taxes in the future. If it is specially assessed, Seller represents that the Property is current as to income or other conditions required to preserve its deferred/abated tax status. If, as a result of Buyer's actions or the Closing of this transaction, the Property either is disqualified from special use assessment or loses its deferred/abated property tax status, unless otherwise specifically provided in this Agreement, Buyer shall be responsible for and shall pay when due, any deferred and/or additional taxes and interest which may be levied against the Property and shall hold Seller completely harmless therefrom. However, if as a result of Seller's actions prior to Closing, the Property either is disqualified from its entitlement to special use assessment or loses its deferred/abated property tax status, Buyer may, at Buyer's sole option, promptly terminate this transaction and receive a refund of all deposits paid by Buyer in anticipation of Closing; or Close this transaction and hold Seller responsible to pay into Escrow all deferred and/or additional taxes and interest which may be levied or recaptured against the Property and hold Buyer completely harmless therefrom. The preceding shall not be construed to limit Buyer's or Seller's available remedies or damages arising from a breach of this Section 28.1.

28.2 HISTORIC PROPERTY DESIGNATION: If the Property is or may be subject to a historic Property local ordinance or is subject to or may qualify for the Historic Property Special Property Tax Assessment under ORS 358.475 to 358.565, Seller shall provide **OREF-045 Historic Property Addendum.**

Buyer Initials DS ___/___ Date 11/24/2015

Seller Initials DS SB ___/___ Date 11/30/2015

DISPUTE RESOLUTION INVOLVING BUYER AND SELLER ONLY

29. DISPUTE RESOLUTION: Any dispute between Buyer and Seller relating to the interpretation or enforcement of this Agreement *(check one)* ☒ shall ☐ shall not, be subject to the arbitration provisions of Section 32. Failure to check a box in this Section 29 shall constitute an election NOT to arbitrate. Buyer and Seller agree that all claims, controversies and disputes between them, including those for rescission (hereinafter collectively referred to as "Claims"), relating directly or indirectly to this transaction, shall be resolved in accordance with the procedures set forth herein, which shall expressly survive Closing or earlier termination of this Agreement. Provided, however, the following matters shall not constitute Claims: (1) any proceeding to collect, interpret or enforce any mortgage, trust deed, land sale contract or recorded construction lien or (2) a forcible entry and detainer action (eviction). The filing in court for the issuance of any provisional process or similar remedy described in the Oregon or Federal Rules of Civil Procedure shall not constitute a waiver of the right or duty to utilize the dispute resolution procedures specified herein. In the event of any suit, action or arbitration relating to the enforcement or interpretation of this Agreement, the matter shall be governed exclusively by Oregon law, and venue shall be placed in the State of Oregon for all purposes.

30. SMALL CLAIMS BETWEEN BUYER AND SELLER: Notwithstanding the following Sections, Buyer and Seller agree that all Claims that are within the jurisdiction of the Small Claims Court shall be brought and decided there, in lieu of mediation, arbitration or litigation in any other forum.

31. MEDIATION BETWEEN BUYER AND SELLER: If Buyer or Seller were represented in this transaction by a Licensee whose principal broker is a member of the National Association of REALTORS®, all Claims shall be submitted to mediation in accordance with the procedures of the Home Seller/Home Buyer Dispute Resolution System of the National Association of REALTORS® or other organization-adopted mediation program (collectively "the System"). Provided, however, if Licensee's principal broker is not a member of the National Association of REALTORS® or the System is not available through the principal broker's Association of REALTORS®, then all Claims shall be submitted to mediation either through: (1) the special mediation program administered by Arbitration Service of Portland ("ASP") or (2) any other impartial private mediator(s) or program(s), so long as such services are available in the county where the Property is located, as selected by the party first filing for mediation.

32. ARBITRATION BETWEEN BUYER AND SELLER: All Claims between Buyer and Seller that have not been resolved by mediation, or otherwise, shall be submitted to final and binding private arbitration in accordance with Oregon laws. Filing for arbitration shall be treated the same as filing in court for purposes of meeting any applicable statutes of limitation, statute of ultimate repose, or for purposes of filing a lis pendens. Buyer or Seller may file Claims either with ASP or, alternatively, with any other professional arbitration service that has existing rules of arbitration, provided that the selected alternative service also uses arbitrators who are in good standing with the Oregon State Bar, with expertise in real estate law and who can conduct the hearing in the county where the Property is located. The arbitration service in which the Claim is first filed shall handle the case to its conclusion. BY CONSENTING TO THIS PROVISION BUYER AND SELLER ARE AGREEING THAT DISPUTES ARISING UNDER THIS AGREEMENT SHALL BE HEARD AND DECIDED BY ONE OR MORE NEUTRAL ARBITRATORS AND BUYER AND SELLER ARE GIVING UP THE RIGHT TO HAVE THE MATTER TRIED BY A JUDGE OR JURY. THE RIGHT TO APPEAL AN ARBITRATION DECISION IS LIMITED UNDER OREGON LAW.

33. ATTORNEY FEES IN CLAIMS BETWEEN BUYER AND SELLER: The prevailing party in any suit, action or arbitration (excluding those Claims filed in Small Claims Court) shall be entitled to recovery of all reasonable attorney fees and costs and disbursements as defined in ORCP 68 including all filing and mediator fees paid in mediation). Provided, however, if a mediation service was available to the Buyer or Seller when the Claim arose the prevailing party shall not be entitled to any award of attorney fees unless it is established to the satisfaction of the arbitrator(s) or judge that the prevailing party offered or agreed in writing to participate in mediation prior to, or promptly upon, the filing in arbitration or court.

DISPUTE RESOLUTION INVOLVING LICENSEES OR FIRMS

34. SMALL CLAIMS COURT AND ARBITRATION: All claims, controversies or disputes relating to this transaction, including those for rescission, in which a Licensee or Firm identified in the Final Agency Acknowledgment Section above is named or included as a party, shall be resolved exclusively as follows: (1) If within the jurisdictional limit of Small Claims Court, the matter shall be brought and decided there, in lieu of arbitration or litigation in any other forum. The preceding sentence shall be construed to mean that no party shall have a right to request a jury trial and so remove the matter form the Small Claims Department of the Circuit Court under ORS 46.455(3). BY CONSENTING TO THIS PROVISION, BUYER AND SELLER ACKNOWLEDGE THAT THEY ARE GIVING UP THE CONSTITUTIONAL RIGHT TO HAVE THE MATTER TRIED BY A JUDGE OR JURY IN CIRCUIT COURT, AND THAT A JUDGMENT IN SMALL CLAIMS COURT IS FINAL AND BINDING, AND THERE IS NO RIGHT OF APPEAL. (2) All other claims, controversies or disputes involving such Licensee or Firm shall be resolved through final and binding arbitration using the arbitration selection process described in Section 33, above. Filing for arbitration shall be treated the same as filing in court for purposes of meeting any applicable statutes of limitation or for purposes of filing a lis pendens. This Section 34 shall be in lieu of litigation involving such Licensee or Firm in any other forum. Such Licensee or Firm may voluntarily participate in formal or informal mediation at any time, but shall not be required to do so under this Section 34. This Section 34 shall not apply to those matters in which: (a) The claim, controversy or dispute is exclusively between REALTORS® and is otherwise required to be resolved under the Professional Standards Arbitration provisions of the National Association of REALTORS®; (b) Licensee or Firm has agreed to participate in alternative dispute resolution in a prior written listing, service or fee

Buyer Initials ____/____ Date 11/24/2015 Seller Initials SB/____ Date 11/30/2015

LINES WITH THIS SYMBOL ← REQUIRE A SIGNATURE OF BUYER AND/OR SELLER AND DATE

agreement with Buyer or Seller, or (c) Licensee or Firm is Buyer or Seller in this transaction (in which case, Sections 29-33 shall apply). This Section 34 shall expressly survive Closing or earlier termination of this Agreement. In the event of any suit, action or arbitration relating to the enforcement or interpretation of this Agreement, the matter shall be governed exclusively by Oregon law, and venue shall be placed in the State of Oregon for all purposes. **In the event that one or more Licensees and/or Firms have been named or included in any claims, controversies or disputes that also include Buyer and/or Seller, the alternative dispute resolution and attorney fee provisions of Sections 29-33 above, shall continue to apply as between Buyer and/or Seller, and this Section 34 shall apply exclusively to Licensees and/or Firms.**

35. PROPERTY DISCLOSURE LAW: Buyer and Seller acknowledge that if this transaction is subject to Oregon's Seller Property Disclosure Law, unless otherwise waived in writing, Buyer shall have a right to revoke Buyer's offer within five (5) business days from Seller's delivery of the Seller's Property Disclosure Statement.

36. COUNTERPARTS/DELIVERY: This Agreement may be signed in multiple counterparts with the same legal effect as if all parties signed the same document. This shall mean that delivery (e.g., transmissions manually, by facsimile, electronic mail, overnight mail, first-class regular mail, or certified mail, etc.) of a **legible** true copy of a signed original of this Agreement, including but not limited to all addenda, counter offers, and legal notices required thereunder, shall be treated the same as delivery of the original document.

37. AGREEMENT TO PURCHASE: Buyer agrees to purchase the Property upon the terms and conditions set forth in this Agreement. Buyer acknowledges receipt of a completely filled-in copy of this Agreement which Buyer has fully read and understands. Buyer acknowledges that Buyer has not relied upon any oral or written statements, made by Seller or any Licensees, which are not expressly contained in this Agreement. Neither Seller nor any Licensee(s) warrant the square footage of any structure or the size of any land being purchased. If square footage or land size is a material consideration, all structures and land should be measured by Buyer prior to signing, or should be made an express contingency in this Agreement.

Deed or contract shall be prepared in the name of TBD

This offer shall automatically expire on *(insert date)* December 1, 2015 at 3:00 ☐ a.m. ☒ p.m., (the "Offer Deadline"), if not accepted by that time.

Buyer may withdraw this offer before the Offer Deadline any time prior to Seller's acceptance. If Seller accepts this offer after the Offer Deadline, it shall not be binding upon Buyer unless accepted by Buyer in writing within ______ business days (five [5] if not filled in) after the date of Seller's acceptance by so indicating at Section 40 below. This offer may be accepted by Seller only in writing.

Buyer [signature] Jimmy Murphy Date 11/24/2015, ______ ___ a.m. ___ p.m.←

Buyer ______________________ Date ________, ______ ___ a.m. ___ p.m.←

Address ______________________ Zip ______

Phone Home ________ Work ________ E-mail ________ Fax ________

NO CHANGES OR ALTERATIONS ARE PERMITTED TO ANY PORTION OF THE PRE-PRINTED FORMAT OR TEXT OF THIS FORM. ANY SUCH PROPOSED CHANGES OR ALTERATIONS SHOULD BE MADE ON A SEPARATE DOCUMENT. CHANGES BY SELLER OR LISTING LICENSEE TO THE TERMS OR PROVISIONS ABOVE BUYER'S SIGNATURE SHOULD ALSO BE ON A SEPARATE DOCUMENT.

This offer was submitted to Seller for signature on the 24th day of November, 2016, at ______ a.m. 4 p.m.

By René Nelson, CCIM (Licensee(s) presenting offer).

38. AGREEMENT TO SELL / ACKNOWLEDGEMENTS / DISPOSITION OF EARNEST MONEY: Seller accepts Buyer's offer. Seller acknowledges receipt of a completely filled-in copy of this Agreement, which Seller has fully read and understands. Seller acknowledges that Seller has not relied upon any oral or written statements of Buyer or of any Licensee(s) which are not expressly contained in this Agreement. Seller instructs that all earnest money distributable to Seller pursuant to Section 6 above, shall be disbursed as follows after deduction of any title insurance and Escrow cancellation charges: *(check one)* ☐ **First to Listing Firm to the extent of the agreed commission just as if the transaction had been Closed, with residue to Seller,** ☒ **or** 100% Seller.

Seller ______________________ SLB Properties LLC Date ________, ______ ___ a.m. ___ p.m.←

Seller ______________________ Date ________, ______ ___ a.m. ___ p.m.←

Address ______________________ Zip ______

Phone Home ________ Work ________ E-mail ________ Fax ________

Buyer Initials ___/___ Date 11/24/2015

Seller Initials SB/___ Date 11/30/2015

Sale Agreement # 20151124_SD

39. REJECTION/COUNTER OFFER: *SELECT ONE:* ☒ Seller does not accept the above offer, but makes the attached counter offer. ☐ Seller rejects Buyer's offer.

DocuSigned by: Stacy Bierma

Seller ______________________ Date 11/30/2015, ________ ___ a.m. ___ p.m.←

SLB Properties LLC

Seller ______________________ Date ________, ________ ___ a.m. ___ p.m.←

Address ______________________ Zip ________

Phone Home ________ Work ________ E-mail ________ Fax ________

40. BUYER'S ACKNOWLEDGMENT: Buyer acknowledges receipt of a copy of Seller's written response to this Agreement. If Seller's response is an acceptance of Buyer's offer that occurred after the Offer Deadline identified at Section 37 above, Buyer *(select only one)* ☐ agrees ☐ does not agree, to be bound thereby. **(The failure to check either box shall constitute rejection of Seller's acceptance after the Offer Deadline.)** If Buyer checks the box agreeing to be bound by Seller's late acceptance occurring after the Offer Deadline, this Sale Agreement shall become binding on all parties only when Buyer(s) has/have signed below and transmitted it to Seller or Seller's Licensee.

DocuSigned by:

Buyer ______________________ Date 12/22/2015, ________ ___ a.m. ___ p.m.←

Jimmy Murphy

Buyer ______________________ Date ________, ________ ___ a.m. ___ p.m.←

Enter Date, Time, and Method of Transmission of Buyer's Acceptance: ______________________ ;

By ______________________

41. FIRMS/LICENSEES:

Selling Licensee Sadie Dressekie Selling Firm Eugene Commercial

Selling Firm Office Address 1512 Coburg Rd, Eugene, OR 97401

Phone (541)359-1881 Phone ________ E-mail sadieecommercial@gmail.com

Fax (800)228-9979

Listing Licensee Rene Nelson Listing Firm PacWest Commercial Real Estate, Inc.

Listing Firm Office Address 711 Country Club Rd Ste 1B, Eugene, OR 97401-6094

Phone (541)912-6583 Phone ________ E-mail rene@1031guru.com

Fax ________

Buyer Initials ___/___ Date 11/24/2015

Seller Initials SB /___ Date 11/30/2015